UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2006
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 19, 2006, Judge Aboussie of the 383rd District Court, El Paso County, Texas, sent a draft ruling in the matter of CarMax Auto Superstores, Inc. et al. v. State of Texas et al. finding that the Texas “blue law,” which limits the weekend operating hours of Texas automotive retailers, is constitutional. Consequently, CarMax, Inc. (the “company”) will cause all ten of its Texas superstores to be closed on Sundays (four of which had previously been closed on Sundays), effective March 26, 2006. The company does not expect these closings to have a material adverse effect on the company’s financial position, liquidity, or results of operations. However, the company’s sales in the Texas market may be adversely affected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: March 23, 2006	By: /s/ Keith D. Browning
Keith D. Browning
Executive Vice President
and Chief Financial Officer